Exhibit 99.2

Proprietary and Confidential. Do not reproduce or distribute without permission. INDIA’S LEADING DATA CENTER PROVIDER FOR AI AND HIGH PERFORMANCE COMPUTE

CONFIDENTIAL | 2 DISCLAIMER This “Presentation” is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Cartica Acquisition Corp (“Cartica”) and Nidar Infrastructure Limited (together with its subsidiaries, “Nidar”) and the related transactions (the “Proposed Business Combination”) and for no other purpose. These materials are exclusively for the use of the party or the parties to whom they have been provided by representatives of Cartica and Nidar. This Presentation supersedes and replaces all previous oral or written communications relating to the subject matter hereof. Information disclosed in this Presentation is current as of April 23, 2024, except as otherwise provided herein, and neither Nidar nor Cartica undertakes or agrees to update this Presentation after the date hereof. By accepting these materials, the recipient acknowledges and agrees that he, she or it (a) will maintain the information and data contained herein in the strictest of confidence and will not, under any circumstances whatsoever, reproduce these materials, in whole or in part, or disclose any of the contents hereof or the information and data contained herein to any other person without the prior written consent of both Cartica and Nidar, (b) is not subject to any contractual or other obligation to disclose these materials to any other person or entity, (c) will return or, in the event these materials have been provided electronically, delete these materials, and any other materials that the recipient may have received in the course of considering an investment in Cartica, Nidar or the combined company and (d) will promptly notify Cartica and Nidar and their respective representatives of any unauthorized release, disclosure or use of these materials or the information and data contained herein. All or a portion of the information contained in these materials may constitute material non-public information with respect to Cartica, Nidar and their affiliates, and other parties. By your acceptance of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the Proposed Business Combination. Such agreements are under negotiation and subject to change. The consummation of the Proposed Business Combination is also subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the Proposed Business Combination will be consummated with the terms described herein or otherwise. As such, the subject matter of these materials is evolving and is subject to further change by Cartica and Nidar in their joint and absolute discretion. Neither the U.S. Securities and Exchange Commission (“SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Proposed Business Combination presented herein or determined that this Presentation is truthful or complete. No representations or warranties, express or implied, are given in, or in respect of, this Presentation, and no person may rely on any of the information or projections contained herein. To the fullest extent permitted by law, in no circumstances will Cartica, Nidar, any placement agent, any financial advisor or any of their respective subsidiaries, shareholders, affiliates, representatives, directors, officers, employees, advisers or agents be responsible or liable, including for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or any opinions communicated in relation thereto or otherwise arising in connection therewith. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” plan,” project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding expectations of Nidar or Cartica concerning the outlook for their business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets, as well as any information concerning possible or assumed future operations of Nidar. Forward-looking statements also include statements regarding the expected benefits of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Cartica, Nidar and Cartica Acquisitions Partners, LLC (the “Sponsor”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Cartica, Nidar and the Sponsor. You should carefully consider the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Cartica’s final prospectus relating to its initial public offering dated January 4, 2022, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. In addition, there will be risks and uncertainties described in the Registration Statement on Form F-4 to be filed by Cartica and Nidar in connection with the Proposed Business Combination (the “Registration Statement”) and in the other documents filed by Cartica from time to time with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of shareholders is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Nidar; any downturn or volatility in economic conditions, including inflation; risks related to the rollout of Nidar’s business and the timing of expected business milestones, and to relationships with customers; the effects of competition on Nidar’s future business; risks related to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against it; disruption of Nidar’s relationships with its customers, business partners and others resulting from the announcement of the Proposed Business Combination; the amount of redemption requests made by Cartica’s public shareholders; the ability of Cartica or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future. If any of these risks materialize or Nidar’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Cartica nor Nidar presently know or that they currently believe are immaterial that could also cause actual results to differ, potentially materially, from those contained in or implied by the forward-looking statements. In addition, forward-looking statements reflect Cartica’s and Nidar’s expectations, plans or forecasts of future events and views as of the date of this Presentation. There may be additional risks that Cartica and Nidar do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. While Cartica or Nidar may elect to update these forward-looking statements at some point in the future, Cartica and Nidar specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Cartica’s or Nidar’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

CONFIDENTIAL | 3 DISCLAIMER (CONT’D.) Financial Information The financial information contained in this Presentation has been taken from, or prepared based on, the historical financial statements of Nidar for the periods presented. Nidar’s historical financial information is prepared in accordance with international financial reporting standards (“IFRS”). Such information has not been audited in accordance with Public Company Oversight Board (“PCAOB”) standards. We cannot assure you that, had the financial statements been compliant with Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), and the regulations of the SEC promulgated thereunder or audited in accordance with PCAOB standards, there would not be differences and such differences could be material. An audit of Nidar’s financial statements in accordance with PCAOB standards is in process and will be included in the Registration Statement. Accordingly, there may be material differences between the presentation of the financial information included in the presentation and in the Registration Statement. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. This Presentation includes certain financial measures not presented in accordance with IFRS, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA margin and free cash flow. These non-IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing Nidar’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that Nidar’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Nidar believes these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Nidar’s financial condition and results of operations. This Presentation contains financial forecasts for Nidar with respect to certain financial results for Nidar’s calendar years through 2026. Neither Cartica’s nor Nidar’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Nidar or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This Presentation also includes certain projections of non-IFRS financial measures, including EBITDA, EBITDA margin and free cash flow. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Nidar is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of the projected most directly comparable IFRS measures is included, and no reconciliation of forward-looking EBITDA, EBITDA margin and free cash flow to the most directly comparable IFRS measures is included. Industry and Market Data; Trademarks This Presentation has been prepared by Nidar and Cartica and includes market data and other statistical information from sources believed by Nidar and Cartica to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Nidar and Cartica, which are derived from their review of internal sources as well as the independent sources described above. While Nidar is not aware of any misstatements regarding the industry data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors. No representations or warranties expressed or implied are given in, or in respect of, this Presentation. Although Nidar and Cartica believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. As such, this information is subject to change. Recipients of this Presentation should not consider its contents, or any prior or subsequent communications from or with Nidar, Cartica or the Sponsor or their respective representatives as investment, legal or tax advice. Nidar and Cartica own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to and does not imply a relationship with Nidar and Cartica, or an endorsement or sponsorship by or of Nidar and Cartica. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Nidar and Cartica will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Additional Information and Where to Find It This Presentation relates to the Proposed Business Combination. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Nidar intends to file the Registration Statement, which will include a proxy statement and prospectus. The proxy statement/prospectus will be sent to all Cartica shareholders. Nidar and Cartica also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Cartica are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Nidar and/or Cartica through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Cartica may be obtained free of charge from Cartica’s website at https://carticaspac.com/investor-resources/ or by written request to Cartica at Cartica Acquisition Corp, c/o Morrison & Foerster LLP, 2100 L Street, NW, Suite 900, Washington, DC 20037. Participants in Solicitation Cartica, Nidar and their respective directors, managers and officer may be deemed participants in the solicitation of proxies of shareholders in connection with the Proposed Business Combination. Cartica shareholders and other interested persons may obtain more detailed information regarding the directors, managers and officers of Cartica in Cartica’s filings with the SEC, which may be obtained, without charge, on the website maintained by the SEC at www.sec.gov. Additional information will be available in the definitive proxy statement included in the Registration Statement when it becomes available. No Offer or Solicitation This Presentation relates to the Proposed Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law. Risk Factors For a description of the risks relating to Nidar, Cartica and the Proposed Business Combination, please see the “Risk Factors” in the Appendix to this Presentation.

CONFIDENTIAL | 4 GLOSSARY • AI: Artificial Intelligence • API: Application Programming Interface – Set of protocols for building software applications • ARR: Annual Recurring Revenue – Defined as the annualized contractual revenue • CPU: Central Processing Unit – Primary component executing instructions from a computer program • Core EBITDA: EBITDA associated with Core Revenue and associated variable expenses, as well as the Company’s operating expenses • Core Revenue: The Company’s Hyperscaler Colo, Enterprise Colo + MS & Cloud, and AI Services revenue lines • CUDA: Compute Unified Device Architecture – NVIDIA parallel computing platform and programming model optimized for NVIDIA GPUs • D1: First data center at Greater Noida Campus • D2: Second data center at Greater Noida Campus • DC: Data center • Fiscal Year: Yotta’s fiscal year ends March 31 • GPU: Graphics Processing Unit – Specialized hardware optimized for parallel tasks, such as AI model training, graphics rendering, and others • GPU Node: Graphics Processing Unit Node – Computing server equipped with GPUs (often 8 GPUs per node) • InfiniBand: NVIDIA high-speed networking technology for data transfer in computing clusters • IoT: Internet of Things – Describes devices with sensors, processing ability, software and other technologies that connect and exchange data with other devices and systems over the Internet or other communications networks • IT: Information Technology • ITAM: Information Technology Asset Management – The process of ensuring an organization's assets are accounted for, deployed, maintained, upgraded, and disposed of when the time comes • ITSM: Information Technology Service Management – The activities performed by an organization to design, build, deliver, operate, and control information technology services offered to customers • Kubernetes: Container orchestration architecture for automating application deployment, scaling, and management • ML: Machine Learning • MTSAs: Managed Trusted Service Agreements • MW: Megawatt – Notion of power commonly used for data center power output. 1 megawatt = 1 million watts • NM1: Data center at Navi Mumbai Campus • Non-Core EBITDA: The Company’s consolidated EBITDA, including margin associated with both Core and Non-Core revenue, as well as the Company’s operating expenses • Non-Core Revenue: Incremental revenue associated with Construction Revenue, Power Pass Through Revenue, and Resale Revenue • Pass-Through Revenue: Revenue gained through Power Distribution, Facility Management, and Related Services at little to no margin • PUE: Power Usage Effectiveness – Measure of data center energy efficiency: total power used over IT energy • TMT: Technology, Media, and Telecom

TABLE OF CONTENTS I. INTRODUCTION & OPPORTUNITY OVERVIEW II. KEY INVESTMENT HIGHLIGHTS III. BUSINESS OVERVIEW IV. FINANCIAL SUMMARY V. TRANSACTION OVERVIEW VI. APPENDIX TABLE OF CONTENTS Proprietary and Confidential. Do not reproduce or distribute without permission.

Proprietary and Confidential. Do not reproduce or distribute without permission. I. INTRODUCTION & OPPORTUNITY OVERVIEW

CONFIDENTIAL | 7 KEY TEAM MEMBERS Team includes Sunil Gupta – the “Data Center Man of India” – Cartica Management, and Saurabh Bharat Saurabh Bharat V.P. - Treasury • 16 years of experience across Equity Research, Business Development, Capital Raising and Treasury Operations • Involved with Yotta for over 3 years Suresh Guduru CEO & Board Member • Over 25 years of experience as a seeder, investor, founder, and CEO building businesses. Extensive background and experience in the TMT sector • 30 years of experience building and growing businesses across a wide variety of platforms from public to private and start-up to middle market Brian Coad COO & CFO Sunil Gupta Co-Founder & CEO • Known as the “Data Center Man of India” • Experienced in cloud data centers and managing IT services industries • Executive Director and President of NTT Netmagic from 2010- 2019, which operated 9 data centers and serviced ~1,000 customers1 Sources: 1. Economic Times CIO: Netmagic launches two new data centers with $144 million investment from NTT Com (July 26 2018)

YOTTA MARKET OPPORTUNITY

Yotta is positioned at the center of two growing market segments

Accelerating Data Center Demand

- Cloud adoption in India driving colocation and managed cloud services business lines
- Indian market faces a substantial infrastructure gap in meeting the escalating demand for data centers

YOTTA

Explosive Demand for High Performance Computing ("HPC") As-a-Service

- AI/ML revolution driving generational changes
- Increasingly complex tasks in various industries require massive computational power beyond the capabilities of traditional systems

Expecting FY2026E[1] Core Revenue of **$395mm** & Core EBITDA of **$273mm**[2,3]…

… Propelled by 76MW+ of Data Center Power in Pipeline[4], Alongside **16,000+ H100 GPUs with Submitted Purchase Orders** and NVIDIA's Indicated Support for **Continued H100 Allocation**[3]

1. The Company's FY2026 ends March 31 2026
2. Core Revenue and Core EBITDA exclude Pass-Through Revenue along with the corresponding offsetting expenses
3. See projection assumptions on pages 52 and 53 for more detail
4. Average MW Operational expected during FYE2026

CONFIDENTIAL | 8

CONFIDENTIAL | 9 350 474 598 722 948 1,400 1,662 1,923 0 500 1000 1500 2000 2500 2019 2020 2021 2022 2023 2024 2025 2026 2027 1.1 1.4 1.5 1.8 1.8 2.4 3.1 3.2 3.2 4.4 13.4 47.4 Singapore Australia Argentina France Canada Germany South Korea India Israel UK China US EXPANSIVE MARKET OPPORTUNITY Yotta takes advantage of key secular tailwinds in India Data Centers Are Expected to See Continued Growth India had the 5 th most Investments into AI in 2022 India increased from 1.4% of Worldwide AI investment in 2021, to 3.5% of Worldwide AI investment in 2022 Indian IT MW Supply1 India is Home to a Large Number of AI startups Private Investments into AI – 20223 ($bn) • India's AI market is experiencing significant growth, characterized by: ‒ Substantial investments, supported by well-established technology and research infrastructure ‒ Leading AI skills labor force, boasting the highest rate of AI “Skill Penetration” in a study done by LinkedIn in 20224 ‒ Enterprises in India are using AI at world-leading rates; India is ranked as the second highest in terms of businesses adopting AI technologies, according to IBM's Enterprise AI Adoption Survey5 • Data center capacity is expected to continue growing at an accelerated rate due to the following factors: ‒ Growing mobile data usage, increased adoption of cloud computing, emerging requirements for data localization, and growing IoT adoption ‒ Data center availability per capita in India is considerably lower than Western counterparts; significant data center investment will be needed to remedy this 17% CAGR between ’25 – ’27 vs. the U.S. which is expected to grow at 10% CAGR2 1,148 24% CAGR between ‘19 – ’27 Sources: 1. JLL: Data Centre in India: 2022 year-end update and three year outlook (April 17 2023) – JLL provided data for 2019, 2022, 2025, and 2027, while the Company assumes a linear increase in-between 2. Mordor Intelligence: United States Data Center Market Size & Share Analysis 3. Stanford AI Index: Artificial Intelligence Index Report 2023 4. LinkedIn: Data is key to building responsible AI (March 16 2022) 5. IBM: Global AI Adoption Index (November 2023)

CONFIDENTIAL | 10 Yotta THE ROAD TO YOTTA Combining the Hiranandani family’s real estate empire & Sunil Gupta’s data center expertise Hiranandani Group Sunil Gupta / DCs in India Significant Investment in AI & Required Infrastructure by Indian Government & NVIDIA Deep history in real estate development (residential & commercial), including building multiple data centers Expertise in land, permitting, electricity / power, and infrastructure Over 30 years in data center space; started building India’s first “at scale” data centers in early 2000s Built more than 20 data centers along with cloud and managed services businesses over career, accelerating when hyperscalers entered the Indian market. Became known as “Data Center Man of India” Cloud software and IT expertise uniquely positions Sunil Gupta to set up data centers with “full stack” of features Built full scale data center parks with 250MW+ of projected power capacity1 In 2019, the Hiranandani family and Sunil Gupta joined forces and have already delivered two data centers, with more to come First mover advantage in software and early to HPC-as-a-Service Yotta is poised to capture long-lasting demand from Cloud Infrastructure & AI 1980s 2024 and beyond 1. MW capacities for NM1 and D1 are projected and subject to future development

CONFIDENTIAL | 11 TAILORED BUSINESS MODEL FOR CURRENT TRENDS A vertically integrated player from data center colocation to compute Top Tier Hyperscaler Colocation Data Center Developer in India • Expert in the design, build, and operation of Tier III & IV data centers • Offers colocation to hyperscale customers Value-Add, Proprietary Managed Services + Cloud / IT Layer • Cloud & managed services purpose-built for the cloud revolution in India • A substantial number of enterprise customers subscribe to the managed services Priority Access to NVIDIA H100 GPUs1 , Powering AI Services • Only one of limited NVIDIA Cloud Providers (NCP) - Elite Partners in APAC creating India’s premier High Performance Compute, Infrastructure as-a-Service Provider 1. Based on NVIDIA’s public commitment to the Indian market, Yotta’s conversations with NVIDIA to date, and NVIDIA’s average delivery time for H100 GPUs as compared to the delivery times for Yotta’s orders, the Company expects to have priority access to H100 GPUs

NVIDIA RELATIONSHIP

YOTTA

NVIDIA leaders support Yotta in accelerating India's AI growth



"Had an excellent meeting with **Mr. Jensen Huang**, the CEO of NVIDIA. We talked at length about the rich potential India offers in the world of AI"

– Narendra Modi, Indian Prime Minister
September 4, 2023[1]



"Collaboration with Yotta will help open up access to the specialized infrastructure that makes AI possible at scale and bring GPU capabilities to customers in India"

– Jay Puri, EVP of Worldwide Field Operations for NVIDIA
December 5, 2023[2]



"I'm very happy to inform you that our partner, Yotta, is setting up a state-of-the-art AI data center here in GIFT City"

– Shanker Trivedi, SVP, NVIDIA Global Field Operations, at Vibrant Gujarat Summit 2024
January 10, 2024[3]

YOTTA

- NVIDIA Elite Partner — **NVIDIA Cloud Provider (NCP) - Elite Partner**
- **Designed cloud compute infrastructure alongside NVIDIA Engineers**
- **Priority allocation of H100 and L40S GPUs** given India's strong importance to NVIDIA
- Indian government planning **GPU purchases** and encouraging allocations to local Indian startups
- **Jensen Huang's meeting with Prime Minister Narendra Modi** reaffirms NVIDIA's commitment to India
- US restrictions on GPU exports to China have made **India a priority in GPU allocations**

Sources:
1. *@narendramodi_in on X (Sep 4 2023)*
2. Yotta Data Services: *Yotta Data Services Collaborates with NVIDIA to Catalyze India's AI Transformation (December 5 2023)*
3. CNBC: *Yotta's AI data centre in GIFT City to be commissioned before March: NVIDIA (January 10 2024)*

CONFIDENTIAL | 12

NVIDIA ELITE PARTNERSHIP FOR GPU INFRASTRUCTURE

YOTTA

$50mm+ invested in proprietary cloud software orchestration layer, blended with NVIDIA NVAIE software stack and NVIDIA Reference Architecture (RA) as applicable for Elite NVIDIA Cloud Partners for GPU clouds

Yotta's Proprietary Orchestration Layer

Self Service Layer
Cloud marketplace offering options for compute, managed services, and pre-trained AI models

GPU Virtualization
Purpose-built, bare metal compute optimizing hardware efficiency

Cluster Management
Ability to allocate GPU compute to different customers, even within certain GPU nodes

Burst Management
GPUs spin up & down seamlessly to handle demand spikes

Kubernetes
Architecture enabling orchestration of containerized applications

On Top of Purpose-Built Cloud, Designed with NVIDIA Engineers

Efficient Access to GPUs, CUDA Software Environment, Built with NVIDIA InfiniBand


Tenant Access Network
2K Rail Pod
H100s
GPU Nodes
High Perf. Storage
Control Nodes
Object Storage
L40s
GPU Nodes
2K Rail Pod
Compute Fabric – InfiniBand
Core Pod

CONFIDENTIAL | 13

DATA CENTER OVERVIEW & FOOTPRINT

Yotta's state-of-the-art existing and planned infrastructure offers unparalleled compute capacity to continue expanding its business lines

Data Center	Location	Status	First live[1]	Tier[2]	Live IT Capacity (MW)	Potential IT Capacity (MW)[1,3]
Navi Mumbai Campus (NM1)	Navi Mumbai, India	Active	2020	IV	15	320+
Greater Noida Campus (D1)	Delhi NCR, India	Active	2022	III	17	210+
GIFT City Gandhinagar	Gujarat, India	Under Commissioning	2024	III	1	2
Pune	Pune, India	Under Planning	2026	III	0	105+
Powai Campus	Mumbai, India	Under Permitting	2027	III	0	50+
Chennai Campus	Oragadam, India	Under Permitting	2027	III	0	175+
Dhaka	Dhaka, Bangladesh	Under Permitting	2027	III	0	30
Total					**33**	**892+**



Delhi NCR
Gandhinagar
Dhaka
Powai
Navi Mumbai
Pune
Chennai
Active
Under Commissioning
Under Planning
Under Permitting

Yotta Data Center Advantages

- NM1, the first data center at the Navi Mumbai Campus, is the **largest Tier IV data center in Asia** and the **second largest in the world**
- D1, the first data center at the Greater Noida Campus, hosts **one of the largest global hyperscalers** as a key tenant
- Yotta has access to **over 32,000 NVIDIA H100 GPUs[4]** – providing capacity for the AI Services business line

Yotta's mix of **Bulk Hyperscaler Colocation contracts**, **Enterprise Colocation + Cloud + Managed services contracts**, and **ongoing delivery of AI Infrastructure via NVIDIA H100s & InfiniBand** allows Yotta to diversify its revenue mix and **capture the upside of AI** while serving baseline colocation customers

1. Represents management's estimates that may change as the development process proceeds and/or utilization of the data center is determined
2. Tiers as defined by the Uptime Institute. Data center tiers take into account a variety of factors; notably, Tier III datacenters have 99.982% minimum uptime and Tier IV datacenters have 99.995% minimum uptime
3. Potential IT capacity based on available acreage and development opportunities at 36 MW / 3 acres, with 36 MW based on D2's approved capacity and 3 acres based on each DC's footprint
4. Submitted purchase order for 16,384 GPUs (800+ of which were delivered in March 2024), with additional 16,384 GPUs expected through CY2025

CONFIDENTIAL | 14

Proprietary and Confidential. Do not reproduce or distribute without permission. II. KEY INVESTMENT HIGHLIGHTS

CONFIDENTIAL | 16 Renowned Management Team Exceptional management team combining real-estate and data center & cloud expertise India’s Leading Data Center Developer Actionable data center buildout strategy and direct access to prime data center real estate in India Robust Customer Pipeline Over $254 million customer pipeline growing by the week, comprising customers from government entities to large domestic and multi-national enterprises Unique Access to Power Grid Allows Yotta to Scale Focusing on power distribution licenses at both large and live campuses (D1 & NM1 data centers) giving direct access to power to meet demand Strategic Alignment with NVIDIA Relationship with NVIDIA provides Yotta with NVIDIA H100 GPU allocation for AI services 1. 2. Scalable and Flexible Business Model Vertically integrated business model with multiple avenues for growth; AI services provide significant expansion potential 3. 4. 5. 6. KEY INVESTMENT HIGHLIGHTS

CONFIDENTIAL | 17 32 MW 45 MW 76 MW 109 MW 154 MW -10 10 30 50 70 90 110 130 150 170 FY24A FY25E FY26E FY27E FY28E Hyperscaler Colo Enterprise Colo + MS & Cloud AI Services 1. YOTTA DATA CENTER BUILDOUT PLAN Yotta’s rollout plan for its data center campuses give it geographical diversity across India • Yotta’s data center buildout plan through FY 2028, along with power allocation per business line, is outlined below • Yotta’s distribution licenses give direct access to its power grid, allowing for aggregate MW capacity to be greatly expanded • Because Yotta operates its own data center space, the Company is able to flex power allocation between its business lines to meet demand (i.e., allocating more racks to AI and away from colocation) ~4.8x Increase in MW Operational Average MW Operational1 2 Note: See MW Assumptions on page 52 for more detail 1. Represents management’s estimates that may change as the development process proceeds and/or utilization of the Company’s data centers is determined 2. Reflects year-end MW operational

1. YOTTA'S WORLD-CLASS DATA CENTERS

Yotta's flagship data centers with its AI offering are NM1 and D1, in addition to its strategic G1 data center



NM1 (Navi Mumbai)

Design Capacity: 7200 Racks, 30.4MW, 1.45 PUE

NM DC Park: 30+ Acres, 320+ MW[1]

India's **only uptime institute Tier IV Gold Operations Certified data center**


YOTTA INFRASTRUCTURE SOLUTIONS LLP
NM1
Navi Mumbai, India
GOLD
July 2022



D1 (Delhi)

Design Capacity: 4500+ Rack Capacity[2], 28.8 MW, 1.4 PUE

Delhi DC Park: 20+ Acres, 180+ MW[1]

Hosts **one of the largest global hyperscalers** as a key tenant


Indian Green Building Council (IGBC)
Yotta Data Center- D1
IGBC Green Data Center Rating System
Platinum
March 2023



G1 (Gujarat)

Stats: 300 Racks, 2 MW

Located In IFSC, GIFT City, Gandhinagar - the **heart of Gujarat**

1. Potential IT capacity based on available acreage and development opportunities at 36 MW / 3 acres, with 36 MW based on D2's approved capacity and 3 acres based on each DC's footprint
2. 6 KW equivalent

CONFIDENTIAL | 18

1. YOTTA AI DATA CENTERS: KEY OFFERINGS

YOTTA

Delivering top-tier physical infrastructure in certified Tier III and Tier IV data centers

Near-100% Uptime

Concurrently maintainable and fault-tolerant, Tier III (99.982% uptime) & Tier IV (99.995% uptime) data centers delivering industry-leading uptime for business operations

Dense Network Connectivity

Excellent connectivity options with multiple uplink IP transits, multiple peering to internet exchanges, direct connects to cloud providers, multiple diverse captive fiber paths and availability of all applicable telecom licenses (IP1, ISP, NLD, VNO-ILD) to allow facilities to connect anywhere worldwide

Security

Multiple layers of physical & cyber security to safeguard infrastructure

Scalability

Offering scalability within the same site to power businesses' increasingly digital needs

Transparency & Control

Complete visibility & actionable insights on IT equipment hosted via variety of monitoring and management automation tools available to customers through Yotta's Integrated Customer Portal "One Yotta"

Top Global Certifications

TIER IV OPERATIONS

AICPA SOC

SOC 3 CERTIFIED

PCI DSS

TIER IV DESIGN

AICPA SOC

SOC 2 TYPE II CERTIFIED

TIER IV FACILITY

MeitY Government of India

MEITY EMPANELLED VPC & GCC

RBI Certification for Cyber Security

U.S. GREEN BUILDING COUNCIL LEED GOLD USGBC

TPN

ISO

ISO 20000
ISO 27001
ISO 27017
ISO 27018
ISO 22301
ISO 22301
ISO 9001
ISO 14001
ISO 27701

OIXA CERTIFIED

SAP

CONFIDENTIAL | 19

CONFIDENTIAL | 20 3,640 1,000 912 898 784 737 722 660 698 576 0 500 1000 1500 2000 2500 3000 3500 4000 Northern Virginia Singapore London Tokyo Chicago Dallas India Frankfurt Phoenix Hong Kong 350 451 551 722 924 1,148 1,400 1,662 1,923 0 500 1000 1500 2000 2500 2019 2020 2021 2022 2023 2024 2025 2026 2027 1. TAILWINDS FOR DATA CENTER GROWTH India’s data center supply is expected to see healthy growth, while the domestic market has room to expand IT MW Capacity Expected To See Continued Growth...1 24% CAGR Between 2019 - 2027 Total Data Center Inventory (MW), as of June 2023 … While India Has Ample Room to Grow Data Center Inventory2 3 Sources: 1. JLL: Data Centre in India: 2022 year-end update and three year outlook (April 17 2023) – JLL provided data for 2019, 2022, 2025, and 2027, while the Company assumes a linear increase in-between 2. JLL: Data Centers 2024 Global Outlook (June 2023) 3. India data center inventory taken from JLL: Data Centre in India: 2022 year-end update and three year outlook (April 17 2023)

CONFIDENTIAL | 21 Yotta Data Center 2. YOTTA’S UNIQUE DIRECT ACCESS TO POWER Through vertical integration across energy infrastructure, Yotta has direct access to power • Yotta’s vertical integration, facilitated by its relationship with the Hiranandani Group, offers Yotta direct access to the power grid as power becomes an increasingly constraining factor in data center growth • Permitting in India is a long, drawn-out process. Yotta, through its relationships with Nidar Utilities Panvel LLP and NIDP Developers Pvt. Ltd., has approval as a distribution utility – allowing it to execute power delivery from their owned substations to each data center campus without reliance on external third parties • Owning the substation infrastructure allows Yotta to scale up power capacity with reduced permitting and distribution times 33 kV 11 kV 433 V 110 kV Owning the ecosystem accelerates power access for expansion Secondary Distribution Primary Distribution Substation Transmission Generator Step-Up Station Illustrative Example

3. VERTICALLY INTEGRATED BUSINESS MODEL

Flexibility in allocating data center capacity to meet demand for cloud & AI infrastructure

Cumulative Price[1,2]
~$21.4mm / MW of Power / Year
~$3.7mm / MW of Power / Year
~$840K / MW of Power / Year

Service Detail[1,2]



AI Services

Pricing: ~$3.23 GPU / hr[3]

(+) ~$17.7mm / MW of Power / Year (Estimates as of Q1 FY2026E)



Enterprise Colo & Cloud + MS Services

Pricing: ~$238 / KW / Mo

(+) ~$2.9mm / MW Power / Year (Estimates as of Q1 FY2026E)



Hyperscaler Colocation

Pricing: ~$70 / KW / Mo

~$840K / MW of Power / Year (Estimates as of Q1 FY2026E)

- Yotta's business model uniquely empowers customers with the **flexibility to incrementally add services** tailored to their evolving cloud computing needs
- Unlike competitors who offer limited service segments in a modular approach, **Yotta's vertically integrated structure** enables efficient reallocation of data center resources to meet shifting demands
- This allows for scalable solutions and increased revenue through **higher value services**

1. Pricing and incremental revenue / MW of Power / Year assumptions are estimates as of Q1 FY2026
2. See projection assumptions on pages 52 and 53 for more detail
3. Blended price takes into account combination of On-Demand and Reserved GPU pricing, calculated based on the estimated usage ratio of On-Demand to Reserved GPUs. Pricing also includes the cost for additional GPU services

CONFIDENTIAL | 22

3. AI SERVICES: ACCELERATING GROWTH

YOTTA

Yotta's upcoming AI offering will provide for higher pricing per MW

GPU	PRIMARY USE CASE	NETWORKING	AI TRAINING & DATA ANALYTICS	AI INFERENCE	HPC / AI	RENDERING & VIRTUAL DESKTOPS
 NVIDIA H100	AI / HPC Compute	Quantum-2 InfiniBand + BF3				
 NVIDIA L40S	Graphics & AI Compute	Quantum-2 InfiniBand + BF3				


Optimal
Not Optimal

CONFIDENTIAL | 23

3. GPU OVERVIEW AND YOTTA PRICING

YOTTA

The Company's priority access to NVIDIA H100 GPUs[1] powers its state-of-the-art compute facility functions

H100 Node = 8 H100 GPUs


GPU
GPU
GPU
GPU
GPU
GPU
GPU
GPU

Yotta Projected Customer Pricing

~$3.23 / hour / GPU[2], below industry average



H100 GPU	8 x H100 GPUs	1 Node ("Server")	Multiple Nodes	Integrated AI Supercomputer	Yotta's state-of-the-art compute facility

1. Based on NVIDIA's public commitment to the Indian market, Yotta's conversations with NVIDIA to date, and NVIDIA's average delivery time for H100 GPUs as compared to the delivery times for Yotta's orders, the Company expects to have priority access to H100 GPUs
2. Blended price takes into account combination of On-Demand and Reserved GPU pricing, calculated based on the estimated usage ratio of On-Demand to Reserved GPUs. Pricing also includes the cost for additional GPU services. Pricing assumptions are estimated as of Q1 FY2026

CONFIDENTIAL | 24

CONFIDENTIAL | 25 Time Taken to Reach 1 million Users1 • ChatGPT – the first consumer AI application – took just 5 days to reach 1mm users1 • This marks the fastest ever user acquisition for any new tech application or platform2 • User demand remains sticky, with 180mm monthly active users and 100mm weekly active users 3. AI, THE FASTEST GROWING NEW TECHNOLOGY – EVER! Artificial Intelligence found instant product market fit – and the trend is just beginning Online Service Launch Year Time Taken to Reach 1 Million Users1 Threads 2023 1 Hour ChatGPT 2022 5 Days Instagram*** 2010 2.5 Months Spotify 2008 5 Months Dropbox 2008 7 Months Facebook 2004 10 Months Foursquare*** 2009 13 Months Twitter 2006 2 Years AirBnb** 2008 2.5 Years Kickstarter* 2009 2.5 Years Netflix 1999 3.5 Years *1 million backers **1 million nights booked ***1 million downloads 1,278 913 913 730 390 300 210 150 75 5 0 - 200 400 600 800 1,000 1,200 1,400 Netflix AirBnb Kickstarter* Twitter Foursquare Facebook Dropbox Spotify Instagram ChatGPT Threads (in Days) 1. Exploding Topics: Number of ChatGPT Users (February 2 2024) 2. Meta’s Threads reached 1mm users faster due to existing Meta users (Instagram, Facebook) joining

CONFIDENTIAL | 26 • AI industry revenue is estimated to grow at a CAGR of 42% in the next 10 years • Corporate adoption of generative AI is taking place rapidly – around 33% of companies already use generative AI in their daily business, with room for significant growth • AI demand needs increasing amounts of next-generation GPU supply for model training and inference 3. DEMAND DRIVING CORPORATE AI INVESTMENTS Institutional AI demand is ubiquitous, with substantially all industries looking to integrate AI solutions 1.7% 12.7% 15.0% 16.0% 16.9% 18.6% 21.2% 21.9% 23.5% 25.5% 27.8% 28.1% 28.8% 29.4% 29.8% 32.0% 33.2% 46.7% - 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% Other Virtual Companionship Moderator Tools Help with School Work Create 3D Content Create Music Create Videos Guided Help within Software Application Product Recommendations Help with Job / Professional Work Visual Search Customer Support Create Images Objective Advice to Solve a Problem Shopping Assistant Games & Entertainment Writing Assistance General Information Search Sources: 1. 451 Research: Generative AI Digest 8: A roundup of latest breakthroughs and developments (October 31 2023) % of Companies Using Chat GPT for Corporate Use Cases1

CONFIDENTIAL | 27 ELMo: 94mm BERT: 340mm GPT-2: 1.5bn Megatron-LM: 8.3bn T5: 11bn Turing-NLG: 17bn GPT-3: 175bn Megatron-Turing: 530bn GPT-4: 1.8tn 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 2750 3000 3250 3500 3750 4000 4250 4500 4750 5000 2018 2019 2020 2021 2022 2023 3. AI DRIVES RISING COMPUTATIONAL DEMAND India is a prime market to support AI’s exponentially increasing compute needs AI Complexity Drives Increasing Compute Needs… Model Parameters in Language Models Over Time1 …And India Is Well Equipped To Meet This Demand… Brookings Institute: State of Compute Technology & Investments 20223 18,000x+ Increase in Just 6 Years Technology & Research Investments Spain Sweden Singapore Australia Netherlands Switzerland Brazil Russia Austria Finland Mexico Uganda Canada South Korea Italy India Germany Japan France UK China US Funding Positioned Leaders Aspirational Tech Skilled …While Already Leading Adoption of AI World-Wide 38% 61% 20% 22% 63% 19% 33% 26% 25% 43% 27% 30% 52% 32% 29% 37% 48% 34% 50% 55% 34% 44% 46% 41% 47% 41% 48% 36% 39% 46% 36% 45% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Global Enterprise India Australia Canada China France Germany Italy Japan Singapore South Korea Spain UAE UK US LATAM IBM Survey of IT Professionals at Enterprises (Organizations > 1000 Employees) Adopting AI4 Actively Implementing Generative AI Currently Exploring Generative AI Global Enterprise = 2342n Sources: 1. UX Planet: GPT-4: Facts, Rumors and Expectations (December 26 2022) 2. Rumored model size, as noted on The Decoder: GPT-4 has more than a trillion parameters (March 25 2023) 3. Brookings Institute: How countries are leveraging computing power to achieve their national artificial intelligence strategies (January 12 2022) 4. IBM: Global AI Adoption Index – Enterprise Report (November 2023) 2

4. EXISTING CUSTOMER BASE

Yotta's contracts with existing customers represent a total of ~$135mm ARR[1]

	Hyperscaler + Enterprise Colocation	MS + Cloud	AI Services
650+ Total Existing Customer Contracts **~$135mm ARR**	75+ Customers **~$49mm ARR**	570+ Customers **~$34mm ARR**	2 Customers **~$51mm ARR**
Revenue Generating / Implementation[2] **~$64mm ARR**	75+ Customers Global Hyperscaler, Large Auto Company, BFSI **~$30mm ARR**	570+ Customers Global Hyperscaler, Large Auto Company, BFSI **~$34mm ARR**	Pre-Revenue
Signed Contracts **~$71mm ARR**	1 Customer Global Hyperscaler **~$20mm ARR**	N/A	2 Customers Pharma, Foundational AI Companies **~$51mm ARR**

1. AI Services are as of February 29, 2024, while all other figures shown are as of December 15, 2023
2. Hyperscaler + Enterprise Colocation implementation phase indicates 6-12mo; MS + Cloud 3-6mo, AI Services 6-8 weeks

CONFIDENTIAL | 28

4. CUSTOMER PIPELINE

YOTTA

Yotta's robust customer pipeline includes ~$254mm ARR and numerous name brands[1,2]

~$254mm ARR Pipeline[3]

Stage	Colocation	MS + Cloud	AI Services
Preliminary Discussions (Up To 25% Prob.) ~$107mm ARR	**25+ customers** **Category: Global hyperscaler, large auto company, BFSI** **~$57mm ARR** (Of which, ~$5mm from existing customers)	**150+ customers** **Category: BFSI, government, manufacturing** **~$50mm ARR** (Of which, ~$8mm from existing customers)	**N/A**
Bidding (25%-75% Prob.) ~$139mm ARR	**25+ customers** **Category: BFSI, auto, IT/ITES, government** **~$8mm ARR** (Mainly new customers)	**100+ customers** **Category: BFSI, government, manufacturing** **~$50mm ARR** (Mainly new customers)	**20+ customers** **Category: Research institutions, government, pharmaceuticals, BFSI** **~$81mm ARR** (New customers)
Finalizing (75%+ Prob.) ~$8mm ARR	**1 customer** **Category: IT/ITES** **De minimis ARR**	**5+ customers** **Category: BFSI, gaming, government** **~$8mm ARR** (Of which, ~$7mm from existing customers)	**N/A**

1. ARR is not probability adjusted; pipeline may also include follow-on orders from existing customers, as noted above
2. As of March 1 2024
3. Colocation sales cycle is ~6-12mo, MS + Cloud is ~3-6mo, and AI Services is ~1-3mo

CONFIDENTIAL | 29

5. ACCESS TO GPUS UNLOCKS AI'S POTENTIAL

GPUs are in short supply, putting operators that can obtain GPUs at an advantage

- Demand for GPUs (and GPU financing) is extremely high, while supply constraints are ongoing
- NVIDIA, the leading provider of AI chips (H100 GPUs), faces multi-month backlogs despite 200%+ YoY growth in its most recent quarter
- TSMC, the main foundry supplying leading edge semiconductors for GPUs, expects the supply constraint to last at least until 2025
- **This places Yotta in a unique position, having access to 32,768 H100 GPUs for delivery from NVIDIA (Yotta has submitted purchase orders for 16,384 – 800+ of which were delivered in March 2024 – with NVIDIA indicating support for an additional 16,384 through 2025)**

Despite Current NVIDIA Supply Constraints…

TSMC sees AI chip output constraints lasting 1.5 years[1]

Supply constraints on AI chips will take about 18 months to ease, the world's largest contract chipmaker said on Wednesday, as companies continue to snap up the advanced processors needed to power generative artificial intelligence applications like ChatGPT.

September 6, 2023

NIKKEI Asia

NVIDIA sold half a million H100 AI GPUs in Q3 thanks to Meta, Facebook — lead times stretch up to 52 weeks[2]

Having earned $14.5 billion on data center hardware in the third quarter of fiscal 2024, NVIDIA clearly sold a boatload of its H100 GPUs …and demand for these products is so high that the lead time of H100-based servers is from 36 to 52 weeks.

November 27, 2023

yahoo!finance

…Yotta Has Already Begun Receiving H100s[3]



Pictured: Sunil Gupta with the newly acquired NVIDIA H100 chips at NM1

Sources:

1. Nikkei Asia: *TSMC sees AI chip output constraints lasting 1.5 years (September 6 2023)*
2. Yahoo! Finance: *NVIDIA sold half a million H100 AI GPUs in Q3 thanks to Meta, Facebook — lead times stretch up to 52 weeks (November 27 2023)*
3. Bloomberg: *NVIDIA Backs Little-Known Upstart in India's Biggest AI Bet Yet (March 18 2024)*

CONFIDENTIAL | 30

CONFIDENTIAL | 31 • The current bottleneck for AI is in supply of compute vs demand for AI chips • The Company believes this places Yotta at a competitive edge on two fronts: – GPU supply (expected access to 32,768 H100 GPUs by end of CY20251 ) – Geographic location (India has growing demand for access to AI compute) 5. NVIDIA H100S: A SCARCE COMMODITY Data centers with access to critical mass of NVIDIA H100 GPUs are at an advantage 150 150 50 50 50 50 40 32 30 25 20 20 15 0 20 40 60 80 100 120 140 160 Meta Microsoft Google Cloud Play AWS Oracle Tencent Hill CoreWeave Yotta Baidu Alibaba Lambda Labs TikTok Tesla Estimated NVIDIA H100 GPU Shipments2,3 (In Thousands) 1. Submitted purchase order for 16,384 GPUs (800+ of which were delivered in March 2024), with additional 16,384 GPUs expected through CY2025 2. Lead-time for H100 clusters is 52+ weeks 3. Yahoo! Finance: NVIDIA sold half a million H100 AI GPUs in Q3 thanks to Meta, Facebook — lead times stretch up to 52 weeks (November 27 2023) 331

6. LED BY THE DATA CENTER MAN OF INDIA

YOTTA

Sunil Gupta has managed data center development and operations since 2000



Sunil Gupta
Co-Founder, CEO

- **Named as "Data center man of India", after pioneering the data center industry in India**
- **Expertise across the data center, cloud and managed IT services industries, having built and operated 20+ third party data centers in India**
- netmagic NTT — **Executive Director and President of NTT Netmagic from 2010-2019, which operated 9 data centers and had ~1,000 customers as of July 2018[1]**
- **Strong reputation among hyperscalers for meeting stringent quality demands**

Select Data Centers		Highlights	Go Live	# of Months to Complete
NM1		• Asia's largest & world's second largest Tier IV operations (Gold) certified DC • Focused on high margin enterprise services	July 2020	12
D1		• Currently one of the largest hyperscale DC in Northern India • Tier III operations certified DC • Used by hyperscaler and enterprise retail customers	Oct 2022	18
NTT's Bangalore DC 3[1]		• 1,500 rack capacity • Was nearly 70% booked in phase one as of announcement date	2018	N/A[2]
NTT's Mumbai DC 6[1]		• 6 floors with 2,750 rack capacity • Was nearly fully booked as of announcement date	2018	N/A[2]

Sources:
1. Economic Times CIO: *Netmagic launches two new data centers with $144 million investment from NTT Com (July 26 2018)*
2. Not publicly available information

CONFIDENTIAL | 32

CONFIDENTIAL | 33 6. OTHER EXPERIENCED MANAGEMENT Yotta’s management team members include industry veterans Nitin Jadhav EVP & Head of Solution Engineering & Network Services Rajesh Garg EVP, Chief Digital Officer & Head of Cybersecurity Rohan Sheth Head of Colocation & Data Center Services Sashishekhar Panda VP & Head of Products & Services • Over 25 years of industry experience, previously Head of Product & Business Development at Sify Technologies • Over 28 years of experience and expertise in designing and customizing complex, turnkey IT infrastructure • Over 17 years of experience, providing expertise in commercial real estate and spearheading Yotta’s data center buildout • 16 years of experience in product marketing and lifecycle management of data centers Pratap Pat Joshi EVP, IT & Chief Evangelist Bhavesh Adhia Head of Sales, BD, & Business Governance • Over 30 years of experience as CIO of renowned organizations, such as Mercedes Benz India and JCB India • Over 27 years of industry experience focused on driving key strategic initiatives Sources: LinkedIn

CONFIDENTIAL | 34 6. SPONSORED BY A LEADING REAL ESTATE DEVELOPER The Hiranandani group has years of experience across India • 2022: Yotta - Data Centre at Delhi NCR of 17 MW total IT capacity brought live • 2020: Yotta - Data Centre at Panvel in MMR of 15 MW total IT capacity brought live • 2019: Industrial Park - Partnership with Blackstone for a c. USD 200mm industrial park platform; Completed additional 1.2m sq. ft. of BTS for TCS • 2019: Yotta - Entry into Data Centre development and management business • 2017: H-Energy & Single Large Office Leasing deal with TCS - Construction of West Coast LNG Terminal & 2m sq.ft. commercial office space • 2016: Strategic sale to Brookfield - Sale of commercial office portfolio at Powai township (c. USD 1bn) • 2015: Data Centre Construction - First DC completed (since then, Hiranandani Group has built 4 of the largest DCs in India for NTT) • 2014: Panvel Township - Hiranandani Fortune City— Acquisition of Panvel township (600 acres) planned for integrated commercial, retail, residential and data centers • 2013: Chennai Township - Hiranandani Parks — Acquisition of Chennai township (330 acres) planned for integrated residential township and potential data centers. • 2012: Dubai 23 Marina - Construction and development of one of the tallest (c.400 m) premium residential towers in Dubai • 2003: Thane Township - Hiranandani Meadows, Thane (40+ acres) • 1980s and 1990s: Hiranandani Gardens, Powai (250 acres) and Hiranandani Estate, Thane (315 acres) Sources: 1. The Times of India: Niranjan Hiranandani, brother Surendra divide some large joint realty projects in Mumbai region (March 17 2022) More than 40 years of experience as a diversified conglomerate and real estate developer with investment experience through all sectors, including data centers One of the largest real estate companies in India, pioneer in township and high quality infrastructure development Strategic 2,000-acre land bank across India to support opportunistic investment 1 Rated AA-/Stable by CRISIL Kamal Hiranandani Non-Executive Chairperson of Yotta • 35+ years in prominent leadership positions the Hiranandani Group across sales, land procurement, financial planning, regulatory approvals, compliance, business development, and operations • Experience beyond real estate in hospitality, education, healthcare, retail and energy

Proprietary and Confidential. Do not reproduce or distribute without permission. III. BUSINESS OVERVIEW

CONFIDENTIAL | 36 Internet Services Provider (ISP) Data Centre Colocation and Hosting Service Provider (DCSP) Cloud Service Provider (CSP) Managed Service Provider (MSP) INTEGRATED DIGITAL TRANSFORMATION SERVICES Serving advanced IT infrastructure and solutions on an “as-a-Service” (aaS) model to customers worldwide, including enterprises, governments, start-ups & SMEs, and hyperscalers. Powered by Yotta’s Large Scale Data Center Parks and Cloud Regions, engineered, built and fully managed and operated by Yotta 1. Colocation 2. Managed Services + Cloud (MS + Cloud) 3. AI Services

EXPANSIVE CLOUD SERVICES PORTFOLIO

YOTTA

SaaS Cloud Services, Managed Application and Digital Transformation Services

- ML Workspaces
- API end points for AI/ML models
- ML Ops with Managed Kubeflow
- ML Workflow Scheduler
- Inference aaS
- Training as Service with Slurm Clusters

- App Marketplace
- Relational Database Services
- No-SQL Database Services
- In- Memory Database Services
- Oracle DB aaS
- SAP & Oracle ERP Services

- Hybrid Multi-cloud Orchestrator with Multi-Cloud bursting
- OTT Platform aaS
- MAM aaS
- Rendering aaS
- Studio aaS

- IAM - Single Sign-on across clouds
- Enterprise Asset Management aaS
- Bank-in-a-box aaS
- University Management aaS
- Intelligent Video-cam aaS
- IT Services Management aaS

IaaS and PaaS Cloud Services

- GPU Compute aaS
- HPC Clusters aaS
- CPU Compute aaS
- Kubernetes Clusters aaS
- Bare Metal aaS
- VDI WS – CPUs and GPUs
- IBM – pSeries on Cloud

- Serverless GPU for AI
- Serverless Container
- Infra as a Code
- Edge Cloud Services
- Dev Cloud Services
- Private Cloud & Hybrid Cloud

- Object & File Storage
- Block Storage
- Backup and Archival
- Data Replication and DR aaS
- Resiliency Assurance Services

- IT Management Services
- IT Monitoring Services
- Service Catalog
- Free Tiers
- Credits & Discounts

Network Services and Cyber Security Services

- IP Transit / Internet Peering
- NLD Services
- ILD Services
- Data Centre Inter-connect
- Global Cloud Connect

- Multi-CDN
- SD WAN
- Cross Connects
- Application & N/w Load balancer
- DNS / VPN

- VPC and GCC
- SOC / SIEM/ SOAR
- App and Server Security
- Perimeter Security
- Multi-Cloud Security Services

- Anti DDoS Services
- User Access Management
- PIM / PAM / DAM
- VA / PT
- End Point Security

Colocation and DC Build Services

- Hyperscale & Retail Colo

- Smart Hands & Eye Support

- Build to Suit DCs

- Storage, Seating, Lodging, Cafeteria

CONFIDENTIAL | 37

CONFIDENTIAL | 38 RBI CERTIFICATE CYBER SECURITY ISO/IEC 27018: 2019 PII 732157 ISO/IEC 9001:2015 FS 731404 ISO/IEC 20000-1:2018 ITMS 732160 ISO/IEC 14001:2015 EMS ISO/IEC 27017:2015 CLOUD 732167 ISO/IEC 27001:2013 IS 730449 PCI PCI DSS 3.2.1 AIS 732033 ISO/IEC 45001: 2018 OHS ISO/IEC 22301:2019 BCMS 792037 MEITY EMPANELLED VPC & GCC RBI CERTIFICATE DATA LOCALISATION ISO/IEC 27701: 2019 PIM YOTTA’S GLOBAL CERTIFICATIONS

CONFIDENTIAL | 39 Single-tenant custom built data centers Option of fully built data centers or core & shell + power + O&M Direct access to power grid, including bulk green energy, resulting in savings in power cost Access to multiple telcos through multiple paths Availability of fully-fitted colocation floors in multi-tenant data center buildings and dedicated BTS buildings in the same data center park Contracts on recurring charges model with phased delivery or one time capex model + recurring O&M Colocation support services – Office seating space, custom fit-outs, stay facilities, parking facilities, cafeteria and more Multi-tenant colocation – rack space, rack cage, dedicated hall/suite, and dedicated floor COLOCATION: WIDE SERVICE OFFERING

CONFIDENTIAL | 40 MS + CLOUD: YNTRAA SERVICES OVERVIEW India’s own indigenous hyper-scale cloud platform, for India and for the World End User Portal IAM SSO Metering Cloud Observability User Dashboard Admin Dashboard Managed Application Services Managed Database Services Storage Services Network Services Compute Services Yntraa Core Cloud Yntraa Multi Cloud Orchestrater Yntraa Marketplace Managed Services Third Party Clouds Yntraa Dev Cloud Yntraa Edge Cloud Security Services Edge Node 1 – Chennai Region 1 - Mumbai Local Zone – GIFT City Region 2 - Delhi Edge Node 2 – Kolkata

CONFIDENTIAL | 41 MS + CLOUD: YOTTA’S HOLISTIC CYBERSECURITY Yotta’s comprehensive cybersecurity suite harnesses the next-generation cybersecurity capabilities to keep constantly evolving threats at bay and safeguard each layer of IT environments YOTTA SMART CSOC Assessment Services BUSINESS Perimeter Security Access Management Server Protection Application Security Endpoint & Data Security CYBER ATTACK

CONFIDENTIAL | 42 MS + CLOUD: NETWORK SERVICES Cross Connects Managed Access Port Hosted Internet Bandwidth Hosted Network Services Managed WAN Services Internet Leased Line Licenses IP1 | ISP | NLD | VNO - ILD Coming Soon SD-WAN CDN Mumbai Metro Fiber Network EXISTING SOLUTIONS

CONFIDENTIAL | 43 ◆ Advisory Services ◆ Upgrade & Migration ◆ Implementation ◆ Infrastructure Management ◆ SAP BASIS, AMS Support, Oracle Database ◆ Asset Lifecycle Management ◆ Chain of Custody ◆ Asset Registry ◆ Scheduled and Preventive Maintenance ◆ Spares Management Single – Window SAP & Oracle Services Enterprise Asset Management IBM Power (P-Series) Public Cloud Oracle Private Cloud Using Exacc University Management Solution Bank-in-a-Box ITSM-as-a-Service ITAM-as-a-Service MS + CLOUD: APPLICATION SERVICES

CONFIDENTIAL | 44 ITIL MS + CLOUD: IT MANAGEMENT SERVICES Network Management Hybrid & Multi Cloud Management Application Management Security Management DC IT Infra Management Process Automation Network Operations Management Service Management Automation Data Center Hybrid Cloud Management Operations Bridge Proactive Monitoring and Incident Management Implementation and Migration Support Problem, Change, and Configuration Management Continuous Support and Availability Management Asset Management and Patch Management

AI SERVICES: SHAKTI CLOUD

YOTTA

An AI-HPC cloud delivering GPU computing infrastructure, platforms, and services

YOTTA | NVIDIA Elite Partner

India's largest supercomputing infrastructure capabilities with 16 exaflops of AI compute capacity and 16,384 H100 GPUs[1]

Massive GPU clusters implemented on NVIDIA reference architecture with powerful InfiniBand

Complete data sovereignty – hosted at Yotta NM1, the world's second largest Uptime Institute Tier IV certified data center

Unleashing the Power of AI and HPC Across All Use Cases

- AI Deep Learning Training
- AI Deep Learning Inferencing
- Classical Machine Learning
- Deep Data Analytics
- Scientific Computing
- Genomics
- High Performance Compute

1. Submitted purchase order for 16,384 GPUs (800+ of which were delivered in March 2024), with additional 16,384 GPUs expected through CY2025

CONFIDENTIAL | 45

AI SERVICES: EXISTING HIGH-PERFORMANCE COMPUTE

YOTTA

Enhanced High-Performance Compute-as-a-Service (HPCaaS) with Shakti Cloud Integration

NVIDIA Elite Cloud Partner relationship cultivated through the successful operation of earlier chip models

650+ GPUs Already Deployed Across Broad Portfolio of NVIDIA Hardware

Ampere AI Accelerator Series
- **A100 (40GB)**: Suitable for AI acceleration and high-performance computing tasks

Ampere Data Center GPU Series
- **A40 (48GB)**: Designed for data center workloads that require advanced performance

Turing Visualization Series
- **Quadro RTX 8000 (48GB)**: Ideal for complex visualization tasks with large memory requirements

Volta Series
- **V100 (32GB)**: Earlier generation GPU architecture used for a variety of compute and AI tasks

Pascal Visualization Series
- **Tesla T4 (16GB)**: Often used for visualization and lighter-scale AI inferencing tasks



CONFIDENTIAL | 46

COMPETITIVE EDGE IN THE INDIA MARKET

YOTTA

Yotta is building the premier tier III and IV data centers with AI compute capacity in India

Key Value Propositions	YOTTA	NTT	Sify	CtrlS	STT	Princeton Digital	Adani Connex
Announcement of Entry into India	2019	1998	1998	2006	1995	2020	2019
GPU Access and AI Services Expertise	✓	x	x	x	x	x	x
Existing Pan-Indian Land Bank	✓	x	x	x	x	x	✓
Experience in New Land Acquisition	✓	x	x	x	x	x	✓
Power and Fiber Expertise	✓	x	x	x	x	x	✓
Core & Shell Construction Expertise	✓	x	x	x	x	x	x
Existing Relations & Experience with Local Contractors & Vendors	✓	✓	✓	✓	x	x	x
Datacenter MEP Design Expertise	In-House	Outsourced	Outsourced	Outsourced	Outsourced	Outsourced	Outsourced
MTSAs with Major Hyperscalers and IT Companies	✓	✓	✓	✓	✓	✓	✓
Datacenter Operations & Security Expertise	✓	✓	✓	✓	✓	✓	✓
Cloud & Managed Services	✓	✓	✓	✓	x	x	x
Power Distribution License	✓	x	x	x	x	x	✓

Sources: Yotta, JLL

CONFIDENTIAL | 47

CONFIDENTIAL | 48 YOTTA’S PEERS: JIO AND TATA Yotta’s peers, who have also announced their intent to partner with NVIDIA, are not currently competitors with Yotta’s offering • Focused on building a large language model to compete with OpenAI’s ChatGPT • Yet to place order with NVIDIA • Yet to place order with NVIDIA • Does not own data centers and dependent on others – major hindrance for market entry and scalability

Proprietary and Confidential. Do not reproduce or distribute without permission. IV. FINANCIAL SUMMARY

CONFIDENTIAL | 50 32 MW 45 MW 76 MW 0 10 20 30 40 50 60 70 80 90 100 FY24A FY25E FY26E Hyperscaler Colo Enterprise Colo + MS & Cloud AI Services $(12.3) $7.4 $70.9 $273.3 (82.1%) 16.5% 49.5% 69.3% (1%) 49% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 FY23A FY24E FY25E FY26E Core EBITDA Core EBITDA Margin $15.0 $44.6 $143.3 $394.5 0 50 100 150 200 250 300 350 400 450 500 FY23A FY24E FY25E FY26E Hyperscaler Colo Enterprise Colo + MS & Cloud AI Services Core Revenue 848 10,240 18,432 FY24A FY25E FY26E Core EBITDA Growth & Margin2 Core Revenue Growth Average MW Operational by Segment 2 SUMMARY OF KPIS Yotta’s financial performance is a product of its well defined data center rollout strategy1 Cumulative GPUs6 ($ millions) ($ millions) 3 3,4 5 1. The Company’s fiscal year ends March 31. For instance, Yotta's FY 2024 encompasses the 12 months ending on March 31 2024 2. Core Revenue and Core EBITDA exclude Pass-Through Revenue along with the corresponding offsetting expenses 3. Historical financials and results not segmented by business line 4. FY2024E comprises 9 months of unaudited actual results and estimated Q4 FY2024 data 5. Reflects year-end MW operational 6. Represents GPUs delivered. The AI Services revenue build assumes a ~one quarter lag between delivery and deployment

YOTTA FINANCIAL SUMMARY

YOTTA

Summary income statement information and projections[1]

($ millions)	FY23A[2]	FY24E[2,3]	FY25E	FY26E
Revenue Breakdown				
Hyperscaler Colo			$ 19.0	$ 30.3
Enterprise Colo + MS & Cloud			52.7	71.1
AI Services			71.5	293.1
Core Revenue	**$ 15.0**	**$ 44.6**	**$ 143.3**	**$ 394.5**
Non-Core Revenue	$ 7.0	$ 4.6	$ 12.5	$ 4.6
Total Revenue	**$ 22.0**	**$ 49.2**	**$ 155.8**	**$ 399.0**
Expense Breakdown				
Power Expense	$ -	$ (1.4)	$ (11.0)	$ (24.9)
Third Party Fees	(7.5)	(6.4)	(6.0)	(6.7)
Depreciation	(10.5)	(18.3)	(145.9)	(248.7)
Non-Core Expenses	(7.3)	(5.7)	(12.5)	(4.5)
COGS	**$ (25.4)**	**$ (31.8)**	**$ (175.4)**	**$ (284.8)**
Gross Profit (Loss)	**$ (3.4)**	**$ 17.5**	**$ (19.6)**	**$ 114.3**
Gross Margin	*(15.3%)*	*35.5%*	*(12.6%)*	*28.6%*
Operating Expenses	$ (19.8)	$ (29.5)	$ (55.3)	$ (89.7)
EBIT	**$ (23.1)**	**$ (12.1)**	**$ (74.9)**	**$ 24.6**
Net Interest Expense	$ (30.0)	$ (43.8)	$ (76.3)	$ (107.8)
Taxes	(0.1)	3.1	37.8	20.8
Net Loss	**$ (53.2)**	**$ (52.8)**	**$ (113.4)**	**$ (62.4)**
EBITDA	**$ (12.6)**	**$ 6.3**	**$ 70.9**	**$ 273.3**
EBITDA Margin	*(57.3%)*	*12.7%*	*45.5%*	*68.5%*
Core EBITDA	**$ (12.3)**	**$ 7.4**	**$ 70.9**	**$ 273.3**
Core EBITDA Margin	*(82.1%)*	*16.5%*	*49.5%*	*69.3%*
Capex	$ (118.7)	$ (86.4)	$ (1,001.0)	$ (624.7)
Net Debt / Core EBITDA	*(22.6x)*	*36.6x*	*11.9x*	*4.8x*
Average Total MW Operational	-	*31.3*	*44.8*	*75.8*
Additional GPUs (AI Services)[4]	-	*848*[5]	*9,392*	*8,192*

1. See projection assumptions on pages 52 and 53 for more detail
2. Historical financials not segmented by business line
3. FY2024E comprises 9 months of unaudited actual results and estimated Q4 FY2024 data
4. Represents GPUs delivered. The AI Services revenue build assumes a ~one quarter lag between delivery and deployment
5. Represents actual GPUs delivered

CONFIDENTIAL | 51

CONFIDENTIAL | 52 FINANCIAL MODEL ASSUMPTIONS • The Company has flexibility to dynamically allocate power between racks and floors within data centers to meet demand for its business lines (Hyperscaler Colocation, Enterprise Colocation + Managed Services & Cloud, and AI Services) and maximize total MW utilization Hyperscaler Colocation: • Pricing is based on market rates and Yotta’s current contracts, modeled at ~$72 / KW / Month estimated as of Q4 FY2024. Management assumes a 2.5% per year price escalation (in rupees) • Capacity utilization is assumed to be 90% through the duration of the projected period, driven by the existing customer demand pipeline Enterprise Colocation + Managed Services & Cloud: • Yotta models pricing at ~$252 / KW / Month estimated as of Q4 FY2024 for its Enterprise Colocation + Managed Services & Cloud offering. Management assumes pricing is held flat (in rupees) • Capacity utilization is assumed to be 85%, driven by the existing customer demand pipeline AI Services: • Yotta assumes a blended rate beginning at $2.75 / hour / GPU in Q2 FY2025 and increasing to $3.26 / hour / GPU by Q4 FY2026. This considers (i) the mix of on-demand and reserved contacts, (ii) the pricing for on-demand and reserved contracts and (iii) additional GPU services, such as networking and storage • The Company’s pricing strategy is informed by (i) its discussion with its pipeline customers and (ii) its goal to be priced more competitively than other HPCaaS competitors • Capacity utilization assumed to be 90% beginning in Q3 FY2025 based GPU delivery schedule and existing customer contracts and pipeline, with a 1.5% annual utilization increase Note: All forecasts calculated in rupees. Financial model assumes $USDINR of ₹83.00, with the rupee depreciating 3% against the dollar each year. $ presented in USD represent rupees converted to USD MW and GPU Assumptions Pricing and Utilization Assumptions per Business Line MW Assumptions: • Driven primarily by (i) data center construction plan, (ii) GPU deployment schedule, and (iii) anticipated customer demand from the Company’s existing pipeline (see pages 28-30) • In the forecast, the allocation of MWs to each business line is driven by (i) the existing customer demand and pipeline for each of the Company’s business lines and (ii) a priority for higher revenue per MW • The construction timeline in the forecast is based on (i) the Company’s historical experience managing data center construction at NM1 and D1 and earlier builds for other customers, (ii) existing contracts with contractors and other construction service providers and includes (iii) the Company’s estimate of the receipt of all government approvals required to build and commission each data center GPU Deployment: • Management has modeled delivery of 18,432 GPUs through FY 2026, with an additional 8,192 GPUs to be deployed annually thereafter, based on anticipated customer demand ramp up and delivery guidance from NVIDIA. The Company assumes one quarter needed to set up GPUs • Core Revenue and Core EBITDA exclude Pass-Through Revenue along with the corresponding offsetting expenses • Non-Core Revenue historically includes Pass-Through Revenue • All Non-Core revenue is forecast to be pass through at 0% margin (i.e. related expenses offset revenue) Non-Core Line Items

CONFIDENTIAL | 53 FINANCIAL MODEL ASSUMPTIONS (CONT’D.) Hyperscaler Colocation: • Management assumes $3.5mm capex / MW design along with a 1.5% yearly capex escalator (in USD), based on historical operations, construction, and existing contracts Enterprise Colocation + Managed Services & Cloud • Management assumes $2.75mm capex / MW design along with a 1.5% yearly capex escalator (in USD), based on historical operations, construction, and existing contracts AI Services: • Price per H100 GPU and related infrastructure assumed to be $40,000 based on purchase orders and guidance from NVIDIA • Through the Company’s existing extensive debt facilities and banking relationships, it expects: ‒ Continual access to the debt markets, leveraging a large asset base to raise capital (~80% LTV assumed) ‒ Cost of capital through 2026 consistent with existing contractual interest rates • Certain of the current debt facilities have been guaranteed by the Hiranandani family. It is contemplated that the Company will indemnify the family for these guarantees, the details of which and any impact of the Financial Model will be disclosed when known. See page 62 for additional detail Cost of Goods Sold: • Cost of goods sold assumptions include power costs and data center efficiency (PUE), third party fees, and depreciation ‒ Power costs are assumed to be ~$108 / MWh based on tariffs obtained from the power grid and substations, while PUE is estimated to be 1.5 and reflects the efficiency of power consumption in the Company’s existing data centers ‒ Third party fees relate to ongoing software and license costs, and are held constant at 15% through 3Q FY 2025 and decrease gradually thereafter to 10% ‒ Depreciation assumes the following: • AI Services Asset Life (i.e., GPUs and ancillary equipment) of 5 years • Enterprise Colocation + Managed Services & Cloud Asset Life (i.e., servers and ancillary equipment) of 6 years • Hyperscaler Colocation Data Center Asset Life (i.e., data center infrastructure, such as racks, cooling systems, power supply units, etc.) of 20 years Operational Expenses: • Driven by overhead for different service lines, based on a percent of sales stemming from historical operations and management assumptions ‒ Operational expenses associated with AI Services and managing GPUs are informed by Yotta’s extensive discussions and guidance from NVIDIA Capex Assumptions per Business Line Cost Assumptions Financing Assumptions Note: All forecasts calculated in rupees. Financial model assumes $USDINR of ₹83.00, with the rupee depreciating 3% against the dollar each year. $ presented in USD represent rupees converted to USD

CAPITALIZATION OVERVIEW

The PIPE transaction is expected to address Yotta's cash needs through FY 2026
Cash needs are mainly to fund capex – GPU equipment and construction – for anticipated continued growth

($ millions)



Unsecured Perpetual Debt / Promoter Equity
External Equity
Debt
Capex
Operating Contribution/ Burn
$1,500
$1,000
$500
$-
Founders / Promoters have invested **$281mm into the Company to date**
$281
$605
($117)
($433)
$463
$493
($33)
($1,002)
The current capital raise plan supports adding 18,432 H100 GPUs through the end of FY2026
Accelerated demand from AI customers could require additional GPU purchases, potentially pulling forward future capex spend
Cash Trough: $60mm in FY2026
$278
$150
($626)
Pre FY25 Equity Raises
Pre FY25 Debt Raises
Pre FY25 CFO
Pre FY25 Capex
FY25 Equity Raises
FY25 Debt Raises
FY25 CFO
FY25 Capex
FY26 Debt Raises
FY26 CFO
FY26 Capex

($ millions)

Pre FY2025E

- **Closing Cash:** $336
- **Total Debt:** $605
- **Net Debt:** $270
- **Net Debt / LTM Core EBITDA:** 36.6x

FY2025E

- **Closing Cash:** $257
- **Total Debt:** $1,098
- **Net Debt:** $841
- **Net Debt / LTM Core EBITDA:** 11.9x

FY2026E

- **Closing Cash:** $60
- **Total Debt:** $1,377
- **Net Debt:** $1,317
- **Net Debt / LTM Core EBITDA:** 4.8x

Note: See projection assumptions on pages 52 and 53 for more detail

CONFIDENTIAL | 54

Proprietary and Confidential. Do not reproduce or distribute without permission. V. TRANSACTION OVERVIEW

TRANSACTION OVERVIEW

YOTTA

Funds to be used for continued growth of the business

Commentary

- Implied pro forma enterprise value of ~$4.2bn
- Current Yotta shareholders will retain approximately 83% ownership in Yotta and roll 100% of their equity interests into the pro forma company
- Transaction is expected to result in approximately $463mm of cash added to Yotta's balance sheet to go towards funding its business plan
- Yotta's net debt at closing is expected to be ~$580.9mm with $280.5mm of Unsecured Perpetual Securities outstanding (estimated as of Q2 FY2025)

Pro Forma Ownership

Pro Forma Ownership ($, shares in mm)	Pro Forma Shares[1]	Pro Forma %	Amount[2] $
CAC Public Shareholders[3]	1.1	0.4%	$ 13.0
CAC Sponsor[4]	2.9	1.0%	33.0
PIPE Investors	44.1	15.2%	500.0
Nidar Shareholders	242.5	83.4%	2,750.0
Total	**290.6**	**100.0%**	**$ 3,296.0**

1. Does not include outstanding warrants and equity awards
2. At the redemption price/share valuation assumed to be $11.34 at closing
3. Assumes 50% redemptions
4. Includes 1.0mm shares to be allocated to investors who agreed not to redeem their CAC shares in connection with CAC's shareholder vote on June 30, 2023 approving its extension period to April 7, 2024

Implied Pro Forma Enterprise Value

Implied Pro Forma Enterprise Value *($ in mm)*	
Assumed Share Price at Closing	$11.34
Pro Forma Shares Outstanding (in mm)	290.6
Total Common Equity Value	**$ 3,296.0**
(+) Pro Forma Debt	$ 1,110.8
(+) Unsecured Perpetual Securities[1]	280.5
(-) Pro Forma Cash[2]	529.9
Implied Enterprise Value	**$ 4,157.4**

1. The Promoter Equity will remain outstanding for a minimum of 3 years and can only be refinanced with the proceeds of a debt offering
2. Includes estimated cash proceeds from the contemplated PIPE investment, cash & cash equivalents, deposits between 3 and 12 months, and deposits greater than 12 months that the Company may access at any time

Sources & Uses

Sources *($ in mm)*	$ Amount
CAC Cash in Trust[1]	$ 13.0
New PIPE Investment	500.0
Nidar Equity Rollover	2,750.0
Total Sources	**$ 3,263.0**

Uses *($ in mm)*	$ Amount
Cash to Balance Sheet	$ 463.0
CAC Transaction Fees[2]	36.0
Nidar/Vista Transaction Fees[3]	14.0
Nidar Equity Rollover	2,750.0
Total Sources	**$ 3,263.0**

1. Assumes 50% redemptions and a redemption price assumed to be $11.34 at closing
2. Includes estimated PIPE fees of 4.5%
3. Expenses currently assumed to be $14mm

CONFIDENTIAL | 56

CONFIDENTIAL | 57 49.5% 48.1% 50.5% 74.4% 46.6% 18.8% 69.3% 51.3% 51.4% 73.6% 47.6% 20.3% 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 285.5% 25.0% 8.4% 4.0% 11.1% 20.0% 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 197.3% 8.1% 4.5% 1.6% 8.6% 11.2% 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x TRANSACTION OVERVIEW Yotta compares favorably with its peers in the physical infrastructure space Revenue CAGR Projection1,2 EBITDA Growth1 EBITDA Margin1 FY24E-FY26E CY23A-CY25E FY25E-FY26E CY24E-CY25E FY25E/FY26E CY24E/CY25E Note: Revenue and EBITDA stats presented for Yotta are its Core Revenue and Core EBITDA; see financial section for more detail on Yotta’s stats Sources: As of April 22 2024; consensus analyst estimates per S&P Capital IQ 1. The financial figures for comparable companies are shown based on CY numbers, whereas Yotta's figures are presented for the FY ending on March 31 of the following year. For instance, Yotta's FY 2024 encompasses the 12 months ending on March 31 2024, and is compared against comparable companies’ CY2023 numbers 2. Revenue CAGR Projections are year-over-year rather than across the entire 2-year period

CONFIDENTIAL | 58 49.5% (2.4%) 2.0% 1.8% 10.8% 8.3% (1.3%) 18.4% 23.6% 25.8% 22.7% 69.3% 4.2% 6.9% 6.7% 13.3% 9.3% 7.4% 19.3% 24.8% 27.7% 24.3% 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 285.5% NA 342.8%368.6% 48.9% 42.5% NA 33.8% 29.3% 35.5% 33.8% 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 197.3% 21.5% 26.1% 23.7% 18.1% 27.6% 30.0% 27.8% 22.4% 28.2% 25.1% 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x EBITDA Margin1 TRANSACTION OVERVIEW Yotta compares favorably with other high growth companies in the cloud infrastructure space Revenue CAGR Projection1,2 EBITDA Growth1 FY24E-FY26E CY23A-CY25E FY25E-FY26E CY24E-CY25E FY25E/FY26E CY24E/CY25E Note: Revenue and EBITDA stats presented for Yotta are its Core Revenue and Core EBITDA; see financial section for more detail on Yotta’s stats Sources: As of April 22 2024; consensus analyst estimates per S&P Capital IQ 1. The financial figures for comparable companies are shown based on CY numbers, whereas Yotta's figures are presented for the FY ending on March 31 of the following year. For instance, Yotta's FY 2024 encompasses the 12 months ending on March 31 2024, and is compared against comparable companies’ CY2023 numbers 2. Revenue CAGR Projections are year-over-year rather than across the entire 2-year period

CONFIDENTIAL | 59 15.2x 125.1x 115.0x 98.1x 76.6x 70.7x 70.4x 69.9x 49.5x 48.4x 33.9x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 15.2x 34.7x 20.4x 19.2x 19.0x 18.2x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x GLOBAL DATA CENTER TRADING COMPARABLES Physical infrastructure and cloud infrastructure trading comps suggest mean Total Enterprise Value (TEV) / EBITDA multiples of ~22.3x and ~75.8x, respectively1 Physical Infrastructure: TEV / 2025E EBITDA2 Cloud Infrastructure: TEV / 2025E EBITDA2 Comps Mean: 22.3x Comps Mean: 75.8x 3 3 Note: Revenue and EBITDA stats presented for Yotta are its Core Revenue and Core EBITDA; see financial section for more detail on Yotta’s stats Sources: Consensus analyst estimates per S&P Capital IQ 1. As of April 22 2024; multiples based on consensus EBITDA figures, excluding Yotta 2. Comparable company figures are presented as CY 2025 estimates; Yotta figures are presented as FY 2026 estimates due to its FY ending on March 31 and thus is best suited to compare with comparable companies’ CY 2025E estimates 3. Valuation based on Implied Enterprise Value per slide 56 and FY 2026E Core EBITDA

CONFIDENTIAL | 60 17.1x 19.0x 26.1x 27.3x 0x 5x 10x 15x 20x 25x 30x 2019 2020 2021 2022 Transaction EV / LTM EBITDA GLOBAL DATA CENTER TRANSACTION COMPARABLES Data center transactions suggest a median EV / EBITDA multiple of 21x, with multiple expansion potential Multiples continue to expand Valuation Date Buyer Seller (in $mm) EV/LTM EBITDA Feb '19 Alinda QTS $240 14.8x Feb '19 Digital Colony Cogeco Peer 1 $548 10.1x July '19 Azperu Group Compass $135 22.8x July '19 Compass Root $464 20.0x Sep '19 Macquarie Neutrality Data Center $925 18.6x Nov '19 Mapletree Digital Realty $1,000 16.4x Jan '20 Mapletree Digital Realty $557 15.1x Jan '20 Colony Capital Databank - 20% $1,404 17.6x Jun '20 Equinix Bell $750 15.0x July '20 Colony Capital Vantage Data Centers $3,500 21.0x Aug '20 EQT EdgeConnex $3,400 24.0x Sep '20 Investor Consortium ChinData $300 20.0x Sep '20 Databank Zcolo $1,400 14.2x Oct '20 OTPP Princeton Digital Realty $400 25.0x Feb '21 Starboard Cyxtera $3,400 15.6x May '21 Switch Data Foundry $420 22.0x May '21 Mapletree Sila $1,300 18.0x Jun '21 Blackstone QTS $10,000 31.5x July '21 IPI Digiplex $1,200 32.0x July '21 Azrieli Group Green Mountain $900 38.0x July '21 Starboard Value Acquisition Cyxtera $3,400 16.0x Nov '21 KKR CyrusOne $14,782 25.5x Nov '21 American Tower Coresite $10,177 31.4x Dec '21 Stonepeak Infrastructure Group Cologix $4,000 31.0x Jan '22 Digital Realty Teraco $3,500 35.0x Jan '22 Digitalbridge CyrusOne Houston $670 19.2x Jan '22 Cloud Capital Copt $223 16.9x May '22 IFM + Digitalbridge Switch $11,024 34.4x Jun '22 Swisslife + EDF Databank $4,444 28.0x July '22 Stonepeak American Tower $2,500 30.0x Jun '23 Brookfield Infrastructure Compass $5,500 27.5x Mean 22.8x Median 21.0x Sources: Bloomberg

Proprietary and Confidential. Do not reproduce or distribute without permission. VI. APPENDIX

CONFIDENTIAL | 62 ($ millions) FY 2025 FY 2026 Construction Loans $ 748.3 $ 825.1 GPU-Collateralized Loans 349.9 551.6 Total $ 1,098.2 $ 1,376.7 DEBT FACILITIES Yotta has significant access to capital and a proven ability to continuously raise debt 1. Amounts originally denominated in rupees. Presentation and forecast assumes $USDINR of ₹83.00, with the rupee depreciating 3% against the dollar each year. $ presented in USD represent rupees converted to USD 2. See financing assumptions on page 53 for more detail; projected debt balances are presented as FYE Current Debt Facilities Projected Debt Facilities2 1 1 As of April 13, 2024 Outstanding ($ millions) Total Facility Coupon $ Amount Existing Debt 11.690% Term Loan $ 36.1 11.690% $ 35.8 11.000% Term Loan 114.5 11.000% 36.1 10.150% - 10.200% Term Loan 87.3 10.150% - 10.200% 36.1 10.000% - 10.050% Term Loan 87.3 10.000% - 10.050% 36.1 Factor Loan 29.5 9.000% 14.3 Factor Loan 56.3 9.000% 55.2 Factor Loan 75.3 8.850% 75.3 Factor Loan 63.1 8.850% 63.0 Factor Loan 156.6 8.850% 156.6 9.400% Non-Convertible Debenture 96.4 9.400% 96.4 Total Existing Debt $ 802.4 $ 604.9

CONFIDENTIAL | 63 RISK FACTORS Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that could have a material adverse effect on our business, financial condition and results of operations. If any of the following risks actually materialize, they could have a material adverse effect on our business, financial condition and results of operations. In that event, you could lose part or all of your investment. All references in this section to “we,” “our” or “us” refer to both the business of Nidar Infrastructure Limited and its subsidiaries (collectively, “Nidar”) prior to the consummation of the proposed business combination (the “Proposed Business Combination”) with Cartica Acquisition Corp (“Cartica”) and to the business of the post-business combination public company and its subsidiaries. The list below is not exhaustive. It has been prepared solely for purposes of the private placement transaction and solely for potential private placement investors. It has not been prepared for any other purpose. You should carefully consider these risks and uncertainties, together with any other information provided to you, and you should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. Risks relating to the business and securities of Nidar and Cartica as well as the Proposed Business Combination will be disclosed in future documents filed or furnished by Nidar or Cartica with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the Proposed Business Combination. The risks and uncertainties presented in such filings will be consistent with those that would be required for a public company in its filings with the SEC, including with respect to the business and securities of Nidar and Cartica as well as the Proposed Business Combination. Accordingly, such risks and uncertainties may differ significantly from, and be more exhaustive than, those presented below. The risks described herein are not the only ones Nidar and Cartica face. Additional risks that are not currently known or that are currently believed to be immaterial may also impact our business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in Nidar.

CONFIDENTIAL | 64 RISK FACTORS (CONT’D.) Risks Related to Yotta • Yotta’s business depends upon the demand for data centers. • Yotta faces significant competition, which may adversely affect the occupancy and rental rates of its data centers. • Any failure of Yotta’s physical or information technology or operational technology infrastructure or services could lead to significant costs and disruptions. • Failure to attract, grow and retain a diverse and balanced customer base, including key magnet customers, could harm Yotta’s business and operating results. • Yotta’s contracts with its customers could subject it to significant liability. • Yotta’s data centers may not be suitable for re-leasing without significant expenditures or renovations. • Yotta’s portfolio depends upon local economic conditions and is geographically concentrated in certain locations. • Yotta’s business and operations, and its customers, suppliers and business partners may be adversely affected by epidemics, pandemics or other outbreaks. • Yotta and its customers may experience supply chain or procurement disruptions, or increased supply chain costs, which may lead to delays. For instance: NVIDIA, the leading provider of AI chips (H100 GPUs), faces backlogs of 52+ weeks and TSMC, the main foundry supplying leading edge semiconductors for GPUs, expects its supply constraint to last at least until 2025. • Yotta may not be able to adapt to changing technologies and customer requirements, and Yotta’s data center infrastructure may become obsolete. • Yotta depends on third parties to provide network connectivity to the customers in its data centers and any delays or disruptions in connectivity may materially adversely affect its operating results and cash flow. • Many of Yotta’s costs, such as operating and general and administrative expenses, interest expense and real estate acquisition and construction costs, could be adversely impacted by periods of heightened inflation. • Yotta may have difficulty managing its growth. • Potential losses may not be covered by insurance. • Yotta could incur significant costs related to environmental matters, including from government regulation, private litigation, and existing conditions at some of its properties. • Yotta’s business could be adversely impacted if there are deficiencies in its disclosure controls and procedures or internal control over financial reporting. • Yotta is currently operating in a period of economic uncertainty and capital markets disruption, which could negatively affect its business and financial condition. • Yotta’s business could be harmed by increased costs to procure power, prolonged power outages, shortages or capacity constraints as well as restrictions on access to power. • Yotta experienced an information technology security breach in the past and may be vulnerable to future security breaches, which could disrupt its operations and have a material adverse effect on its business, results of operation and financial condition. • Any failure of Yotta’s physical infrastructure or negative impact on its ability to meet its obligations to its customers, or damage to customer infrastructure within its data centers, could lead to significant costs and disruptions that could reduce its revenue and harm its business reputation and financial condition. • If Yotta is unable to recruit or retain key executives and qualified personnel, its business could be harmed. • Yotta depends on a number of third parties to provide internet connectivity to its data centers; if connectivity is interrupted or terminated, its results of operations and cash flow could be materially and adversely affected. • Because Yotta depends on the development and growth of a balanced customer base, including key magnet customers, failure to attract, grow and retain this base of customers could harm its business and results of operations. • Yotta may incur goodwill and other intangible asset impairment charges, or impairment charges to its property, plant and equipment, which could result in a significant reduction to its earnings. • Yotta’s construction of new data centers or data center expansions could involve significant risks to its business. • Yotta continues to invest in its expansion efforts but may not have sufficient customer demand in the future to realize expected returns on these investments. • If Yotta is not able to generate sufficient operating cash flows or obtain external financing, its ability to fund incremental expansion plans may be limited. • Environmental regulations may impose upon Yotta new or unexpected costs. • Yotta’s business may be adversely affected by physical risks related to climate change and responses to it. • Changes in U.S. or foreign tax laws, regulations, or interpretations thereof, including changes to tax rates, may adversely affect Yotta’s financial statements and cash taxes. • Government regulation or failure to comply with laws and regulations may adversely affect Yotta’s business. • Inadequate or inaccurate external and internal information, including budget and planning data, could lead to inaccurate financial forecasts and inappropriate financial decisions. • Yotta may not be able to protect its intellectual property rights. • Yotta’s failure to detect and deter criminal or fraudulent activities or other misconduct by its employees could result in loss of trust from its customers and negative publicity, which would have an adverse effect on its business and results of operations. • Yotta is subject to laws and regulations in the United States and other countries in which it operates, including the U.S. Foreign Corrupt Practices Act and other anti-corruption laws, as well as export control laws, import and customs laws, trade and economic sanctions laws. Compliance with these laws requires significant resources and non-compliance may result in civil or criminal penalties and other remedial measures.

CONFIDENTIAL | 65 RISK FACTORS (CONT’D.) Risks Related to Yotta (Cont’d) • It may be difficult for you to enforce any judgment obtained in the United States against Yotta, its directors or executive officers or its affiliates. • Others could claim that Yotta infringes, violates, or misappropriates their intellectual property rights, which may result in substantial costs, diversion of resources and management attention and harm to its reputation. • If Yotta fails to adequately protect its intellectual property rights and proprietary information in the United States and abroad, its competitive position could be impaired and it may lose valuable assets, experience reduced revenues and incur costly litigation to protect its rights. • Yotta’s failure to maintain long-term relationships with customers, particularly customers from which Yotta derives significant revenue, could have a material adverse effect on Yotta’s business, growth prospects and results of operations. • Yotta has a history of operating losses and may not achieve or sustain profitability in the future. • Yotta has a limited operating history, which makes it difficult to forecast its future results of operations. • Delays in customer payments and receivables may materially and adversely affect Yotta’s profits and affect its cash flows. • Yotta has entered into various agreements with its technology partners to collaborate on design and innovation of products and solutions. Any breach by Yotta of its obligations under such agreements could result in the imposition of financial penalties under such agreements, subject Yotta to litigation and adversely affect Yotta’s reputation, any of which could have a material adverse effect on its business, growth prospects, financial condition and results of operations. • Yotta incurs significant expenditure on components and it relies heavily on a limited number of third-party vendors to supply the components necessary to operate its data centers. Any adverse change in Yotta’s relationships with such third-party vendors or a significant increase in Yotta’s overall component costs could material and adversely affect its business, financial condition and results of operations. • Yotta’s current order book value is not necessarily indicative of future growth. Further, some of the orders that constitute its current order book could be cancelled, put in abeyance, delayed, or not paid for by its customers, which could adversely affect Yotta’s financial condition, cash flows and results of operations. • Conditions and restrictions imposed on Yotta by the agreements governing its existing and any future indebtedness could materially and adversely affect its ability to operate its business. • Yotta may be unable to enforce its rights under some of the agreements executed by it on account of insufficient stamping, as required by applicable Indian law. • A substantial portion of Yotta’s assets is hypothecated or mortgaged in favor of lenders as security for some of its borrowings, which exposes Yotta to the risk that lenders may foreclose on the assets securing such borrowings in the event that Yotta fails to service its debt obligations, which may materially and adversely affect its business, financial condition, and results of operations. • Exchange rate fluctuations may adversely affect Yotta’s results of operations, as some portions of its revenues and expenditures are denominated in foreign currencies. • Unfavorable media coverage or negative publicity of companies with which Yotta has partnered could harm its brand, business, financial condition, cash flows and results of operations. • As Yotta has a limited operating history and has no history of profitable operations, there is a limited historical basis on which investors can make judgments regarding its ability to operate its business or its future results of operations, including its ability to achieve profitability on a sustained basis. Risks Related to Doing Business in India • Increases in the price of developable land or shortages of land available for future expansion of data centers would make it more costly to develop new data centers and could materially and adversely affect Yotta’s growth prospects and results of operations. • Yotta may not be able to successfully identify and acquire suitable land to develop new data centers or expand existing data centers, which may materially and adversely affect its business and growth prospects. • While acquiring land parcels or other properties for development purposes, Yotta’s diligence in connection therewith may not uncover all legal uncertainties and defects, which may have an adverse impact on its ability to develop and market projects on such lands and could result in unforeseen costs that may be material. • Some of Yotta’s data centers are on leave and license basis. Failure to comply with the conditions of the use of such property could result in an adverse impact on Yotta’s business and operations. Further, there can be no assurances that these leave and license agreements will be renewed upon termination or that Yotta will be able to obtain other premises on lease on the same or similar commercial terms. • Yotta operates primarily in India and is subject to a legal and regulatory environment that may differ in certain respects from that of other countries. • Any failure to obtain, renew and maintain requisite statutory and regulatory permits, licenses and approvals for Yotta’s operations from time to time may adversely affect its business. • A slowdown in economic growth in India could adversely affect Yotta’s business. • Increasing employee compensation in India may erode some of Yotta’s competitive advantage and may reduce its profit margins, which may have a material adverse effect on its business, financial condition, cash flows and results of operations. • Adverse geopolitical conditions, such as an increased tension between India and its neighboring countries, the Russia-Ukraine conflict and conflicts in the Middle East, could adversely affect Yotta’s business, results of operations and financial condition. Terrorist activity, or other acts of violence, including violence stemming from the current climate of political and economic uncertainty, could adversely impact Yotta’s business. • Political, economic or other factors that are beyond Yotta’s control may have an adverse effect on its business and results of operations. • Governmental actions and changes in policy could adversely affect Yotta’s business. • Yotta may be affected by competition law in India and any adverse application or interpretation of the Competition Act, which could adversely affect its business. • A downgrade in the credit ratings of India may affect the value of Yotta’s securities. • Yotta’s ability to raise foreign capital may be constrained by Indian law. • Any delays or unexpected costs in the development of Yotta’s existing space and developable land and new properties acquired for development may delay and harm its growth prospects, future operating results and financial condition. • Declining real estate valuations, impairment charges and illiquidity of real estate investments could adversely affect Yotta’s earnings and financial condition.

CONFIDENTIAL | 66 RISK FACTORS (CONT’D.) Risks Relating to Ownership of Yotta’s Securities • Yotta’s management team has limited experience managing a public company. • Yotta may be subject to securities class action and other litigation, which may harm its business and results of operations. • If securities or industry analysts do not publish research or reports about Yotta’s business, or publish negative reports about its business, its share price and trading volume could decline. • Yotta may not pay dividends and, as a result, your ability to achieve a return on your investment will depend on appreciation in the price of its ordinary shares. • There has been no prior market for Yotta’s ordinary shares and an active trading market for such securities may never develop or be sustained, which may cause its shares to trade at a discount and make it difficult to sell the shares. • The market price of Yotta’s ordinary shares may be volatile or may decline regardless of its operating performance, which could cause the value of your investment to decline. • Yotta is expected to be an “emerging growth company” within the meaning of SEC rules, and it cannot be certain if the reduced reporting and disclosure requirements applicable to emerging growth companies will make its ordinary shares less attractive to investors. • Following the Business Combination, Yotta is expected to be a “controlled company” within the meaning of Nasdaq listing rules and, as a result, will qualify for exemptions from certain corporate governance requirements. Yotta’s shareholders may not have the same protections afforded to shareholders of companies that are subject to such requirements. • As a result of becoming a public company, Yotta will incur increased costs and become subject to additional regulations and requirements, which could lower its profits, make it more difficult to run its business or divert management’s attention from its business. • Yotta’s internal controls over financial reporting currently do not meet all of the standards contemplated by Section 404 of the Sarbanes-Oxley Act, and failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 could have a material adverse effect on its business and the market price of its ordinary shares. • You may be diluted by the future issuance of additional ordinary shares in connection with Yotta’s incentive plans, acquisitions or otherwise. • Cartica Acquisition Partners, LLC (“the Sponsor”), Yotta, certain employees and certain founder shareholders may have interests that conflict with other shareholders and the employees may sell additional shares, or the market perception of such sale may cause the market price of Yotta’s ordinary shares to decline. • Yotta has substantial debt and face risks associated with the use of debt to fund its business activities, including refinancing and interest rate risks. • Yotta’s growth depends on external sources of capital which are outside of its control and failure to generate or raise sufficient funds for working capital could materially and adversely affect its business and growth prospects. Risks Related to the Proposed Business Combination • Events, changes or other circumstances, many of which are beyond the control of Nidar and Cartica, could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Proposed Business Combination. • The Proposed Business Combination may disrupt current plans and operations of Nidar. • If the Proposed Business Combination’s benefits do not meet expectations of investor or securities analysts, the market price of Cartica’s securities, or following the consummation of the Proposed Business Combination, the combined company’s securities, may decline. • The valuation ascribed to the combined company may not be indicative of the price that will prevail in the trading market following the Proposed Business Combination. If an active market for the combined company's securities develops and continues, the trading price of the combined company's securities following the Proposed Business Combination could be volatile and subject to wide fluctuations in response to various factors, which could contribute to the loss of all or part of your investment. • Both Nidar and Cartica will incur significant transaction costs in connection with the Proposed Business Combination. • Cartica and Nidar may not successfully or timely consummate the Proposed Business Combination, including due to any required regulatory approvals not being obtained, being delayed or subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination, or the approval of the shareholders of Nidar or Cartica not being obtained. • The consummation of the Proposed Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the agreement and plan of merger related to the Proposed Business Combination may be terminated in accordance with its terms and the Proposed Business Combination may not be consummated. • Since the Sponsor has interests that are different, or in addition to (and which may conflict with), the interests of the public shareholders of Cartica, a conflict of interest may exist in determining whether the Proposed Business Combination is an appropriate business combination. Such interests include that the Sponsor will lose its entire investment in Cartica if a business combination is not completed by January 7, 2025 or such later date approved by Cartica’s board of directors and its shareholders. • Legal proceedings in connection with the Proposed Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Proposed Business Combination. • Following the consummation of the Proposed Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operation. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Nidar’s or the combined company's business, including the ability of the parties to consummate the Proposed Business Combination, and the financial condition and operational results of Nidar or the combined company.